SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Confidential, For Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-12

            AllianceBernstein International Premier Growth Fund, Inc.
                           1345 Avenue of the Americas
                            New York, New York 10105

                (Name of Registrant as Specified in its Charter)

                                       N/A

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid: N/A
2) Form, Schedule or Registration Statement No.: N/A
3) Filing Party: N/A
4) Date Filed: N/A

Notes: Definitive copies of the accompanying proxy statement will be released on or about February 28, 2005.

[LOGO (sm)]             [Front Cover of Proxy Package]        [PRELIMINARY COPY]

            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.
                           1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2005

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of AllianceBernstein International Premier Growth Fund, Inc. (the "Fund"), will be held at 9:00 a.m. Eastern Time on April 21, 2005 at the offices
of Alliance Capital Management L.P.,     floor, 1345 Avenue of the Americas, New
York, New York 10105, for the following purposes:

         1.       To consider amending the investment objective of the Fund;

         2. To consider amending or eliminating certain fundamental investment policies and reclassifying the Fund's investment objective as non-fundamental; and

         3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice.

         The Board of Directors of the Fund has fixed the close of business on February 23, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each shareholder is invited to attend the Special Meeting in person. Each shareholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card. In addition to voting by mail, you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:                    To vote by Internet:
(1) Read the Proxy Statement and have    (1) Read the Proxy Statement and have
your Proxy Card at hand.                 your Proxy Card at hand.
(2) Call the toll-free number that       (2) Go to the website that appears on
appears on your Proxy Card.              your Proxy Card.
(3) Enter the control number set         (3) Enter the control number set forth
forth on the Proxy Card and              on the Proxy Card and follow the
follow the simple instructions.          simple instructions.

         I encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

         If you have any questions, please call               .

                                            By Order of the Board of Directors


                                            Mark R. Manley
                                            Secretary

New York, New York
       , 2005


--------------
(SM)   This is a  service mark used under license from the owner.

           IMPORTANT SHAREHOLDER INFORMATION - YOUR VOTE IS IMPORTANT

--------------------------------------------------------------------------------

            AllianceBernstein International Premier Growth Fund, Inc.

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you complete your proxy, you tell us how to vote on your behalf on important issues relating to the Fund. To complete the proxy card check the appropriate boxes indicating your vote on each specific proposal, and sign, date and return the proxy card. If you simply sign the proxy without specifying a vote on any one or more proposals, your shares will be voted in accordance with the recommendations of the Board of Directors on those proposals for which you did not specify a vote. If any proposal, other than Proposal 1 or Proposals 2(a) - 2(l), properly comes before the meeting, shares represented by proxies will be voted on it in the discretion of the person or persons holding the proxies.

We urge you to take the time to read the proxy statement and vote. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. If shareholders do not return their proxies in sufficient numbers, additional expense for follow-up solicitations will be incurred. You may vote by mail by filling out the proxy card and returning it to us in the envelope provided, which needs no postage if mailed in the United States. In addition to voting by mail, you may vote by telephone or via the Internet, as follows:

To vote by Telephone:                    To vote by Internet:
(1) Read the Proxy Statement and         (1) Read the Proxy Statement and
have your Proxy Card at hand.            have your Proxy Card at hand.
(2) Call the toll-free number that       (2) Go to the website that appears on
appears on your Proxy Card.              your Proxy Card.
(3) Enter the control number set         (3) Enter the control number set forth
forth on the Proxy Card and follow       on the Proxy Card and follow the
the simple instructions.                 simple instructions.

         I encourage you to vote by telephone or via the Internet, as this will reduce the time and costs associated with this proxy solicitation.

         Please take a few moments to exercise your right to vote.

--------------------------------------------------------------------------------

Dated:              , 2005

                                 PROXY STATEMENT

            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                            ------------------------

                         Special Meeting of Shareholders
                          To Be Held on April 21, 2005

                              ---------------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AllianceBernstein International Premier Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Special Meeting of Shareholders of the Fund (the "Meeting") to
be held at the offices of the Fund, 1345 Avenue of the Americas,   Floor , New
York, New York 10105, on Thursday, April 21, 2005 at 9:00 a.m. Eastern time. The solicitation will be made by mail and the costs will be borne by Alliance Capital Management L.P. (the "Adviser"). Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Adviser. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to shareholders on or about February 28, 2005.

         The Board of Directors has fixed the close of business on February 23, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund for all classes
issued as of the Record Date consists of     shares of common stock,(1) each
share being entitled to one vote, and each fractional share being entitled to a proportional fractional vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked on or otherwise provided in the proxy card. Any shareholder may revoke that shareholder's proxy at any time before a vote by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy bearing a later date, or by attending the Meeting in person, requesting the return of any previously delivered proxy and personally voting at the Meeting. IF NO INSTRUCTION IS GIVEN ON A SIGNED, RETURNED PROXY CARD FOR ANY PROPOSAL, THE SHARES REPRESENTED BY THE PROXY CARD WILL BE VOTED "FOR" EACH PROPOSAL AS TO WHICH NO INSTRUCTION WAS GIVEN. If any proposal, other than Proposal 1 and Proposals 2(a) - 2(l), properly comes before the Meeting, shares represented by proxies will be voted on that proposal in the discretion of the person or persons holding the proxies.


--------------
(1)     Of which,                were Class A shares,                     were
        Class B shares,                    were Class C shares and
        were Advisor Class shares.

         The presence in person or by proxy of the holders of one-third of the shares entitled to vote at the Meeting constitutes a quorum for the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal 1 or any of Proposals 2(a) - 2(l) are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors will be voted against adjournment as to those proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitations with respect to any other proposal.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions (properly executed proxy cards returned with instructions to abstain from voting or that withhold authority to vote) and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Votes cast by proxy or in person at the Meeting will be counted by inspectors of election appointed by the Fund's board of directors or by the person presiding at the Meeting. The inspectors of election will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast.

         The Adviser will bear the cost of this Proxy Statement and Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees and out-of-pocket expenses. The Fund has engaged Alamo Direct Mail Services, Inc. to assist the Fund in soliciting proxies for the Meeting. The Fund will pay Alamo Direct Mail Services, Inc. a fee of approximately $66,000 for its services plus reimbursement of out-of-pocket expenses. The Adviser has agreed to reimburse the Fund for the full amount of the fee paid by the Fund to Alamo Direct Mail Services. The procedures for telephone and internet voting have been designed to authenticate shareholders' identities, allow them to authorize voting their shares in accordance with their instructions, and confirm that their instructions have been properly recorded. The Fund believes these procedures comply with applicable law. However, if these procedures were subject to successful legal challenge, these votes would not be counted at the Meeting. The Fund is not aware of any such challenge.

         The Purposes of the Meeting. The Meeting is being called for the following purposes: (1) to consider amending the investment objective of the Fund; (2) to consider amending or eliminating certain fundamental investment policies and reclassifying the Fund's investment objective as non-fundamental; and (3) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

         Proposal 1. The Adviser believes that an investor's international exposure should be diversified, broad-based and the result of intense, in-depth research. The Fund's current investment objective, however, limits the securities in which the Fund may invest. The Adviser believes that if the Fund's investment objective were modified to provide the Fund with more flexibility to respond to changing market conditions and pursue opportunities in a wider range of securities, the Fund would have greater ability to diversify its investments and to pursue long-term growth opportunities.

         To complement the proposed change to the Fund's investment objective, the Board of Directors has approved the Adviser's plan to implement a more research-driven strategy on behalf of the Fund. This plan includes instituting an investment process in which the portfolio would be managed by seven senior sector analyst-managers, in consultation with a Portfolio Oversight Group. Each senior sector analyst-manager would be responsible for a team of research analysts that specialize in the sector. Under the proposed plan, the sectors would be telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Portfolio Oversight Group would allocate the Fund's assets among market sectors based on its assessment of both current and forecasted investment conditions and opportunities. The Portfolio Oversight Group would also monitor country allocations and overall risk.

         Each senior sector analyst-manager will be responsible for investing the portion of the Fund's assets allocated by the Portfolio Oversight Group to his or her sector, and will make actual stock selections based on the best ideas of the Adviser's research analysts specializing in that sector. The Adviser believes that this research-driven, collaborative approach can deliver improved investment results over time by offering the Fund the best ideas of the Adviser's analysts in each sector from around the world. The Fund, if Proposal 1 is approved at the Meeting, will be able to take advantage of the wide range of investment ideas generated by the Adviser's sector analysts to provide investors with broader, more diverse exposure to international equity services.

         Summary of other proposed changes. To complement the strategic changes outlined above, the Adviser recommended and the Board of Directors of the Fund approved, subject to shareholder approval of Proposal 1, other changes to the Fund's name and non-fundamental investment policies. The changes include (i) altering the fund's policy regarding investments in foreign countries to provide that the Fund will invest, under normal circumstances, in the equity securities of companies based in at least three foreign countries; (ii) eliminating the Fund's policy to invest in companies with market values generally in excess of $10 billion; (iii) eliminating the Fund's policy to invest in about 45-60 companies; (iv) eliminating the Fund's policy only to make loans of portfolio securities of up to 30% of its total assets; (v) amending the Fund's policy on options, futures contracts and forward contracts to read "the Fund may purchase and sell options and enter into futures contracts, forward contracts and other derivatives"; (vi) adopting a policy regarding investing in other investment companies, including exchange traded funds and (viii) changing the Fund's name to "AllianceBernstein International

Research Growth Fund, Inc." These changes do not require shareholder approval, but their effectiveness is subject to the approval by the Fund's shareholders of Proposal 1.

         Proposed Reorganizations and Contingent Expense Cap. The Adviser has also recommended, and the Boards of Directors of the Fund, AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc. have approved, the Fund's acquisition of all of the assets and assumption of all of the liabilities (except for any liability that is undisclosed to the Fund at the time of the reorganization or to the extent that a liability is not fully reflected in determining the value of the net assets transferred to the Fund) of AllianceBernstein All-Asia Investment Fund and AllianceBernstein New Europe Fund in exchange for shares of the Fund. The Adviser has agreed to indemnify the Fund against any liability of AllianceBernstein All-Asia Investment Fund and AllianceBernstein New Europe Fund at the time of the reorganization that is not assumed by the Fund. These acquisitions are subject to approval by the holders of a majority of AllianceBernstein All-Asia Investment Fund's and AllianceBernstein New Europe Fund's shares and are also subject to Proposal 1 being approved by the Fund's shareholders at the Meeting. Subject to successful completion of these acquisitions, the Adviser has agreed to reimburse the combined Fund's total operating expenses to the extent its total operating expenses exceed 1.65% of its average daily net assets. This expense cap would be lower than the Fund's estimated total expense ratio of 2.23% as of January 21, 2005 and would be in effect for an initial period of one year following the effective date of the acquisition. The Adviser will consider continuing this expense cap after this initial period, but there is no guarantee that the Adviser will continue the expense cap beyond the initial period.

         Proposals 2(a) - 2(l). Proposals 2(a) - 2(l) relate to current fundamental policies of the Fund that, in the view of the Adviser and the Board of Directors, are either outdated, unnecessarily restrictive or were adopted in response to business or industry requirements that no longer apply. These changes are also designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the Fund with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the Adviser and the Fund's Board of Directors believe that approval of Proposals 2(a) - 2(l) may save the Fund money by avoiding the need to call a shareholder meeting to consider changes to these policies in the future. The Board of Directors recommends that you vote in favor of each of these proposals.

         Why a Shareholder Vote is Required. The Fund has designated its investment objective and some of its investment policies as "fundamental." Under the 1940 Act, fundamental investment policies or objectives may only be changed with the approval of a fund's outstanding voting securities. Investment objectives and investment policies that are designated as non-fundamental may be changed with approval from the Board of Directors, saving the time and expense associated with shareholder approval. For the reasons stated above, the Board of Directors recommends that the Fund's investment objective and some of the Fund's investment policies be modified and that some be eliminated altogether as detailed below. The substance of and additional reasons for these changes are discussed below. The Board of Directors recommends that you vote in favor of all of the Proposals.

         At a meeting on February 9, 2005, the Board of Directors approved each of the Proposals detailed below and recommended that shareholders of the Fund vote to approve all of them. Below is a discussion of the proposals. If approved by shareholders at the Meeting, the proposed changes to the Fund's objective and policies would take effect as soon as practicable.

         Important Tax Information. The Fund anticipates that if the Fund's investment objective and policies are amended as described in the Proposals contained herein, it will dispose of a highly significant portion of its securities in the period shortly after the amendments are effective as the Fund develops an investment portfolio consistent with the amended investment objective and policies. Such dispositions may trigger recognition of gains that, after being offset by any capital loss carryforwards, may increase or accelerate taxable distributions from the Fund.

                             REPORTS TO SHAREHOLDERS

         UPON REQUEST AND WITHOUT CHARGE, THE FUND WILL FURNISH EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED WITH A COPY OF THE FUND'S LATEST ANNUAL REPORT TO SHAREHOLDERS AND ITS SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS, IF ANY. TO REQUEST A COPY, PLEASE CALL ALLIANCEBERNSTEIN AT (800) 221-5672 OR WRITE
TO     AT ALLIANCE CAPITAL MANAGEMENT L.P., 1345 AVENUE OF THE AMERICAS, NEW
YORK, NEW YORK 10105.

                                   PROPOSAL 1

                  AMENDMENT OF THE FUND'S INVESTMENT OBJECTIVE

Proposal 1

         Amendment of the Fund's Investment Objective

         The Fund's prospectus currently states that the Fund's investment objective is

                  "long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective."

         The Fund's statement of additional information currently describes the Fund's investment objective in the following ways:

                  "to offer the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities"

                  and

                  "long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth."

          The Board of Directors recommends revision of the Fund's investment objective to "long-term growth of capital." This change will give the Fund greater ability to diversify its investments and pursue long-term growth opportunities in a wider range of investments, without restricting its investments to the securities of a limited number of issuers. If Proposal 1 is approved at the Meeting, the Fund will continue to focus on international equity securities.

                                   PROSPOSAL 2

       AMENDMENT OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES
            AND RECLASSIFICATION OF THE FUND'S INVESTMENT OBJECTIVE

          The Fund is currently subject to investment policies that limit its ability to undertake certain activities and make certain types of investments. Under the 1940 Act, some policies can only be changed by a vote of the shareholders of the Fund, and are considered "fundamental." Policies governing certain matters are required by the 1940 Act to be fundamental, while other policies may be designated as fundamental at the election of the Fund. A number of the Fund's existing fundamental investment policies were adopted in response to business or industry requirements or conditions that in many cases no longer apply. The Adviser recommended changes to the Fund's investment policies that are designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the Adviser more flexibility to pursue opportunities in a wider range of securities. The modifications will also help minimize the costs and delays that would be associated with holding future shareholder meetings to revise fundamental investment policies and restrictions in the event they were to become further outdated or inappropriate.

Proposal 2(a)

         Amendment of Fundamental Policy Regarding Issuing Senior Securities and Borrowing Money

         Applicable law requires the Fund to state a policy indicating the extent to which it may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets. Currently, the Fund's policy generally mirrors the federal requirement limiting the Fund's borrowing authority and limits the Fund's ability to borrow for temporary purposes. However, applicable regulations are subject to change. The Board of Directors recommends that the Fund amend its policy to allow the Fund to issue senior securities or borrow money to the full extent permitted under applicable law. The proposed change would automatically conform the Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy in response to changes in statutory and regulatory requirements.

         The Fund's current fundamental investment policy regarding issuing senior securities and borrowing money is:

                  "The Fund may not borrow money or issue senior securities, except that the Fund may borrow (a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund."

         The Board of Directors recommends that the policy be amended to read as follows:

                  "The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

                  For the purposes of this restriction, collateral arrangements, including, for example, with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security."

Proposal 2(b)

         Elimination of Fundamental Policy on Senior Securities

         The Board of Directors recommends that the Fund's other fundamental investment policy regarding the issuance of senior securities be eliminated because its existing fundamental policy described above in Proposal 2(a) adequately deals with the issuance of senior securities and obligations that may be analogous to senior securities. This would remain true if shareholders approve the amendment discussed in Proposal 2(a) at the Meeting.

         The Board of Directors recommends elimination of the following policy:

                  "The Fund may not issue any senior security within the meaning of the 1940 Act."

Proposal 2(c)

         Amendment of Fundamental Restriction on Investment in Commodities, Commodity Contracts, and Futures Contracts

         Applicable law requires the Fund to state a fundamental policy regarding the purchase and sale of commodities. The proposed changes to the Fund's policy would make it clear that the Fund may use derivatives.

         The Board of Directors recommends changing the Fund's fundamental policy regarding commodities, commodity contracts and futures contracts to modernize and standardize these policies in light of the current legal and regulatory environment.

         Presently, the fundamental restriction reads as follows:

                  "The Fund may not purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts)."

         The Board of Directors recommends that the fundamental policy be amended to read as follows:

                  "The Fund may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts."

Proposal 2(d)

         Elimination of the Fund's Fundamental Investment Policy to Invest, Under Normal Circumstances, 85% of its Total Assets in Equity Securities

         The Board of Directors recommends that the Fund's fundamental investment policy to invest, under normal circumstances, 85% of total assets in equity securities be eliminated. Although the Fund intends to invest the majority, and usually a substantial majority, of its assets in equity securities, eliminating this policy will allow the Fund to use derivatives and hold cash without inadvertently violating a fundamental policy.

         The Board of Directors recommends that this fundamental policy be eliminated:

                  "The Fund will invest, under normal circumstances, at least 85% of its total assets in equity securities."

Proposal 2(e)

         Amendment of Fundamental Policy on Investment in Real Estate and Companies that Deal in Real Estate

         Applicable law requires the Fund to state a fundamental policy regarding the purchase and sale of real estate. Currently, the Fund's investment policy restricts its ability to purchase and sell real estate even when ownership of the real estate devolves upon the Fund through permissible investments. For instance, it is possible that the Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate in the event of a default. The Board of Directors recommends that this policy be modified to allow the sale of real estate when ownership of real estate results from permissible investments and to clarify that the Fund may invest in real estate related securities and real estate-backed securities or instruments.

         Presently, the fundamental policy reads as follows:

                  "The Fund may not purchase or sell real estate, except that it may purchase and sell securities of companies that deal in real estate or interests held therein"

         The Board of Directors recommends that that policy be amended to read as follows:

                  "The Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business"

Proposal 2(f)

         Elimination of the Fundamental Policy Prohibiting Joint and Joint and Several Participation in Securities Trading Accounts

         The Fund currently has a fundamental investment policy prohibiting joint and joint and several participation in securities trading accounts. Under applicable law it is unlawful for an investment company, in contravention of applicable rules or orders of the Securities and Exchange Commission (the "SEC"), to participate on a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds have a fundamental policy regarding this matter. The Board of Directors believes that there is limited value in maintaining unnecessary fundamental policies. Accordingly, the Board of Directors recommends that this fundamental policy be eliminated:

         "The Fund may not participate on a joint or joint and several basis in any securities trading account."

Proposal 2(g)

         Elimination of the Fund's Fundamental Restriction Regarding Short Sales and Collateral

         There are no applicable SEC rules or orders requiring, and the 1940 Act does not require, that funds state a fundamental investment policy regarding short sales. As noted above, the Board of Directors believes that there is limited value in maintaining unnecessary fundamental policies. Accordingly, the Board of Directors recommends that the Fund's fundamental restriction on short selling reproduced below be eliminated.

                  "The Fund may not make short sales of securities or maintain a short position, unless not more than 25% of the Fund's net assets (taken at market value) are held as collateral for such sales at any one time."

Proposal 2(h)

         Elimination of Fundamental Restriction on Investing for the Purpose of Exercising Control

         The Fund currently has a fundamental investment policy providing that the Fund "may not invest in companies for the purpose of exercising control." Applicable regulations formerly required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a fund have an affirmative policy on this subject if it does not intend to make investments for the purposes of exercising control, or that any policy that it does have be categorized as fundamental. The Adviser does not expect that the Fund will make investments for the purpose of exercising control. Therefore, the Board of Directors recommends that the fundamental investment policy reproduced below be eliminated.

         "The Fund may not invest in companies for the purpose of exercising control."

Proposal 2(i)

         Elimination of Fundamental Restriction on Purchasing Securities on
         Margin

         The Fund has a fundamental investment policy that reads as follows:

                  "The Fund may not purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions."

         It is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. However, the Fund is not required to have a fundamental policy on this matter. Therefore, the Board of Directors recommends elimination of this policy and has adopted a non-fundamental policy that reflects the limited exception for purchasing securities on margin and clarifies that margin deposits in connection with certain financial instruments are not covered by the general prohibition on purchasing securities on margin. The non-fundamental policy, reads as follows:

                  "The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments."

Proposal 2(j)

         Elimination of Fundamental Restriction on Pledging, Hypothecating, Mortgaging or otherwise Encumbering Fund Assets, Except to Secure Permitted Borrowings

         The Fund has a fundamental investment policy that reads as follows:

                  "The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings."

         This restriction was adopted in response to regulatory conditions that no longer apply and, thus, is no longer necessary. Consistent with the Board of Directors' belief in the limited value of unnecessary fundamental policies, the Board recommends eliminating this policy.

Proposal 2(k)

         Amendment of the Fund's Fundamental Investment Policy Regarding Concentration

         The Board of Directors recommends changing the Fund's policy regarding concentration to modernize and standardize this policy in light of the current legal and regulatory environment.

         Currently, the Fund's policy reads as follows:

                  "The Fund may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities."

         The Board of Directors recommends that the policy be changed to read as follows:

                  "The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

         Under applicable law, an investment company may not concentrate its investments without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although "concentration" is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its net assets in issuers whose principal business is in that industry. Alliance recommends that this policy be amended as shown above to conform the Fund's policy directly to the statutory and other requirements as they may exist from time to time.

Proposal 2(l)

         Reclassification of the Fund's Investment Objective

         The Board of Directors recommends that the Fund's investment objective be reclassified as non-fundamental.

Although the Fund's Board of Directors does not presently intend to change the Fund's investment objective (other than as described above in Proposal 1), reclassifying it as non-fundamental would allow the Board of Directors to change timely the investment objective without shareholder approval in the future. If this proposal is approved and the Board of Directors changes the Fund's investment objective in the future, the Board of Directors would expect to give shareholders 30 days' notice before any material change to the Fund's investment objective becomes effective. Please note that the change to the Fund's investment objective detailed in Proposal 1 is necessary for the Fund to be able to pursue its proposed investment strategy, but that reclassifying the investment objective as non-fundamental is not necessary.

Proposal 3

         The Board of Directors knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                            DIRECTORS' RECOMMENDATION

     THE DIRECTORS OF THE FUND RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE
                           FOR EACH OF THE PROPOSALS.

                                  REQUIRED VOTE

         Each proposal described above requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the vote of (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less.

                             ADDITIONAL INFORMATION

                                  OTHER MATTERS

         Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any additional matter properly comes before the Meeting, the shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF SHAREHOLDERS

         The Fund's Articles of Incorporation, as amended, and Bylaws, as amended, do not require annual shareholder meetings. However, the Fund expects to hold a meeting of shareholders on or about November 5, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information. Other proposals that shareholders would like to have considered for inclusion in a proxy statement for that meeting or any future meeting must be received by the Fund within a reasonable period of time before the Fund begins to print and mail its proxy materials for that meeting.

        INFORMATION AS TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

         The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management L.P. is registered under the Investment Advisers Act of 1940, as amended.

                                   DISTRIBUTOR

         AllianceBernstein Investment Research and Management, Inc., an affiliate of the Adviser and a wholly-owned subsidiary of Alliance Capital Management Corporation with its principal business offices at 1345 Avenue of the Americas, New York, New York, 10105-0096, serves as distributor to the Fund.

                           SHARE OWNERSHIP INFORMATION

         The table below indicates each person known by the Fund to own beneficially 5% or more of the common stock of the Fund as of the Record Date.
                 .

                                                                           Amount and Nature of      Percent of
     Class of Shares           Name and Address of Beneficial Owner        Beneficial Ownership        Class

              [To be added.]


Below is information regarding shares of the Fund held by officers of the Fund and members of the Fund's Board of Directors as of the Record Date.

                                                                           Amount and Nature of      Percent of
     Class of Shares           Name of Beneficial Owner                    Beneficial Ownership        Class

     TOTAL FOR ALL                   TOTAL FOR ALL                            TOTAL FOR ALL            TOTAL

              [To be added.]

       , 2005

YOUR VOTE IS IMPORTANT. YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF FURTHER SOLICITATION TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERENT OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.) IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY TELEPHONE, VIA THE INTERNET OR BY MAIL SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

                                           By Order of the Board of Directors,

                                           Mark R. Manley
                                           Secretary
               , 2005
New York, New York

PROXY CARD                                                            PROXY CARD


            AllianceBernstein International Premier Growth Fund, Inc.

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS ON APRIL 21, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2005.

The undersigned hereby appoints     and    , or either of them, as proxies for
the undersigned, each with full power of substitution, to attend the Meeting of Shareholders (the "Meeting") of the AllianceBernstein International Premier Growth Fund, Inc. (the "Fund") to be held at 9:00 a.m., Eastern Time, on April 21, 2005 at the offices of the Fund at 1345 Avenue of the Americas, Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated below and on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR ANY ONE OR MORE OF THE PROPOSALS, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS AS TO WHICH NO SPEFICICATION IS MADE, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

/X/ Please mark votes as in this example.

--------------------------------------------------------------------------------

PROPOSAL (1) Amendment of the Fund's investment objective

         [_] FOR             [_] AGAINST              [_] ABSTAIN

PROPOSAL (2)

         2(a) Amendment of fundamental policy regarding issuing senior securities and borrowing money

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(b) Elimination of fundamental policy on senior securities

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(c) Amendment of fundamental restriction on investment in commodities, commodity contracts and futures contracts

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(d) Elimination of the Fund's investment policy to invest, under normal circumstances, 85% of its total assets in equity securities

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(e) Amendment of the Fund's fundamental policy on investment in real estate and companies that deal in real estate

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(f) Elimination of the Fund's fundamental policy prohibiting joint and joint and several participation in securities trading accounts

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(g) Elimination of the Fund's fundamental restriction regarding short sales and collateral

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(h) Elimination of fundamental restriction on investing for the purpose of exercising control

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(i) Elimination of fundamental restriction on purchasing securities on margin

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(j) Elimination of fundamental restriction on pledging, hypothecating, mortgaging or otherwise encumbering fund assets, except to secure permitted borrowings

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(k) Amendment of the Fund's fundamental investment policy regarding concentration

         [_] FOR             [_] AGAINST              [_] ABSTAIN

         2(l) Reclassification of the Fund's investment objective

         [_] FOR             [_] AGAINST              [_] ABSTAIN

PROPOSAL (3) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).

         [_] FOR (Grant)     [_] AGAINST (Withhold)   [_] ABSTAIN

         Please check here if you plan to attend the Meeting

         [_] I WILL ATTEND THE MEETING (__ people will attend)

Please be sure to sign your name(s) exactly as it appears on this Proxy Card.


                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ______________________________________, 2005


                  ______________________________________________________________
                  Signature(s) of Shareholder(s)

                  Date: ______________________________________, 2005


IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

***PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***